EXHIBIT 99.1

CONTACTS:	Media Contact:	Investor/Financial Analyst Contact:
	Kathryn Walker	Ed Eiland
	Internet Security Systems	Internet Security Systems
	404-236-3691	404-236-4053
	kwalker@iss.net	eeiland@iss.net

Internet Security Systems Reports First Quarter Results;

2005 First Quarter Revenues Increased 15 Percent over First Quarter of 2004

ATLANTA— April 27, 2005 — Internet Security Systems, Inc. (ISS) (Nasdaq: ISSX), a leading global provider of preemptive enterprise security solutions, today announced financial results for the first quarter ended March 31, 2005.

First Quarter Revenues

Revenues were $76,792,000 for the first quarter of 2005, a 15 percent increase compared with first quarter 2004 revenues of $67,064,000.

GAAP Earnings

Reported net income under generally accepted accounting principles (GAAP) for the first quarter of 2005 was $7,845,000, or $0.16 per diluted share, compared to reported net income of $5,220,000, or $0.10 per diluted share, in the first quarter of 2004.

Non-GAAP Earnings

Non-GAAP net income for all periods in 2005 and 2004 excludes the after-tax impact of non-cash acquisition expense for amortization of intangibles and acquisition related compensation charges for unvested stock options. Non-GAAP net income for the first quarter of 2005 was $9,016,000, or $0.19 per diluted share, compared to $6,351,000, or $0.13 per diluted share, in the first quarter of 2004.

“Internet Security Systems continues to demonstrate year-over-year growth with a strong first quarter of 2005 marked by the delivery of the Proventia G400 and G2000 Intrusion Prevention Appliances and Proventia Desktop,” said Tom Noonan, chairman, president and CEO of Internet Security Systems. “With these new offerings, ISS continues to execute on its growth strategy for the Proventia Enterprise Security Platform, bringing new and innovative solutions for preemptive enterprise security to market.”

Business Outlook

The following Business Outlook is based on current expectations. The statements in this Business Outlook are forward-looking, and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this press release. The GAAP net income per diluted share amounts and non-GAAP net income per diluted share amounts also do not include any impact of expensing stock options, which is now scheduled to begin in 2006.

During the quarter, ISS’ corporate representatives may reiterate the company’s published Business Outlook during private meetings with investors, investment analysts, the media and others. At the same time, ISS will keep its most current earnings release and any subsequent press releases containing the then current Business Outlook publicly available on its Web site at www.iss.net. Prior to the start of ISS’ quiet period for the second quarter of 2005, the public can continue to rely on the Business Outlook set forth in this press release as being ISS’ current expectations on matters covered, unless ISS publishes a notice stating otherwise. During the quiet period, ISS and its corporate representatives will not comment concerning the previously published Business Outlook. During the quiet period, the company’s press releases and filings with the SEC on Forms 10-K and 10-Q should be considered historical, speaking as of prior to the quiet period only and not subject to update by the company. ISS’ quiet period at the end of the second quarter is expected to run from June 15, 2005 until financial results are released in July 2005.

This business outlook assumes that the enterprise spending environment remains stable and the competitive landscape will not change significantly during the year, recognizing that there will continue to be competitive alternatives to our product offerings.

For the quarter ending June 30, 2005, ISS currently expects to achieve revenues in the range of $78,000,000 to $82,000,000. GAAP net income is expected to be in the range of $0.16 to $0.19 per diluted share. Non-GAAP net income is expected to be in the range of $0.19 to $0.21 per diluted share.

For the year ending December 31, 2005, ISS currently expects to achieve revenues in the range of $325,000,000 to $335,000,000. GAAP net income is expected to be in the range of $0.69 to $0.75 per diluted share. Non-GAAP net income is expected to be in the range of $0.79 to $0.85 per diluted share.

Non-GAAP net income excludes non-cash acquisition related charges, consisting of amortization of intangibles and compensation charges for unvested stock options and the tax effect of these adjustments, estimated to be $1,150,000 for the quarter ending June 30, 2005 and $4,600,000 for the year ending December 31, 2005.

Non-GAAP financial measures used in this press release are reconciled to the appropriate GAAP measures in the schedule following the Consolidated Statements of Operations and the Business Outlook Reconciliation schedule included with this press release. Reconciliation information can also be found in ISS’ Form 8-K filed today with the Securities and Exchange Commission and available through ISS’ Web site at www.iss.net or the Securities and Exchange Commission Web site at www.sec.gov.

Earnings Conference Call

The Company’s conference call regarding this press release is being held Wednesday, April 27, 2005 at 4:30 p.m. Eastern Time and can be accessed as follows:

DATE/TIME:	Wednesday, April 27, 2005 at 4:30 p.m. EDT

DIAL IN:	Domestic	866-800-8651
	International	617-614-2704
	Pass code	ISSX (or 4779)

A live Webcast of this conference call will be available at www.iss.net and the archived Webcast will remain accessible on the ISS Web site for one year. An audio rebroadcast of the teleconference will be available through May 4, 2005.

REBROADCAST DIAL IN:	Domestic	888-286-8010
	International	617-801-6888
	Pass code	60345944

Additional investor information can be accessed on the Internet Security Systems Web site or by contacting the Investor Relations department at +1-404-236-4053.

About Internet Security Systems, Inc.

Internet Security Systems is the trusted expert to global enterprises and world governments providing products and services that protect against Internet threats. An established world leader in security since 1994, ISS delivers proven cost efficiencies and reduces regulatory and business risk across the enterprise for customers worldwide. ISS products and services are based on the proactive security intelligence conducted by ISS’ X-Force® research and development team – the unequivocal world authority in vulnerability and threat research. Headquartered in Atlanta, Internet Security Systems has additional operations throughout the Americas, Asia, Australia, Europe and the Middle East. For more information, visit the Internet Security Systems Web site at www.iss.net or call 800-776-2362.

Forward-Looking Statements

This press release, other than historical information, includes forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements appear in our Business Outlook – specifically, our revenue and GAAP and non-GAAP income estimates for the second quarter and full year 2005. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for ISS’ products; customer budgets; the volume and timing of orders; the mix of products sold and whether revenue is recognized upon sale or deferred to subsequent periods; product and price competition; ISS’ ability to develop new and enhanced products; acceptance of new and enhanced products by customers, including continued market acceptance of our Proventia line of products; ISS’ ability to accurately forecast and produce demanded quantities of its appliance products and models; ISS’ ability to integrate acquisitions or investments; ISS’ ability to attract and retain key personnel; reliance on distribution channels through which ISS’ products are sold; reliance on contract manufacturers to produce ISS appliance products; availability of component parts of appliance products; ISS’ ability to produce products that successfully operate in complex environments and avoid serious product errors and defects; changes in accounting policies, standards, guidelines or principles that may be adopted by regulatory agencies or the Financial Accounting Standards Board; the assertion of infringement claims with respect to ISS’ intellectual property; foreign currency exchange rates; risks concerning the rapid change of technology; and general economic factors. These risks and others are discussed in ISS’ periodic filings with the Securities and Exchange Commission, including ISS’ 2004 Annual Report on Form 10-K. These filings can be obtained either by contacting ISS Investor Relations or through ISS’ Web site at www.iss.net or the Securities and Exchange Commission’s Web site at www.sec.gov.

Non-GAAP Financial Measures

ISS believes that non-GAAP income measures, which exclude the after-tax effect of non-cash acquisition related expenses, are additional meaningful measures of operating performance. Non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with generally accepted accounting principles. ISS believes that its presentation of non-GAAP income measures provide useful information to investors as a measure of operating performance basic to its ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity. ISS uses non-GAAP net income measures to evaluate its internal performance, including as a basis for calculating incentive compensation.

Internet Security Systems and Proventia are trademarks, and X-Force is a registered trademark of Internet Security Systems, Inc.

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	Three months ended March 31,
	2005	2004
Revenues:
Product licenses and sales	$32,270	$28,785
Subscriptions	38,838	32,842
Professional services	5,684	5,437

	76,792	67,064

Costs and expenses:
Cost of revenues:
Product licenses and sales	6,385	4,548
Amortization of acquired technology	1,786	1,650
Subscriptions and professional services	13,158	11,673

Total cost of revenues	21,329	17,871

Research and development	10,291	10,811
Sales and marketing	26,109	24,354
General and administrative	7,344	6,251
Amortization of other intangibles & stock based compensation	44	124

	65,117	59,411

Operating income	11,675	7,653

Interest income	1,059	528
Other income (expense), net	(539)	(67)
Gain on issuance of subsidiary stock	63	74

Income before income taxes	12,258	8,188
Provision for income taxes	4,413	2,968

Net income	$7,845	$5,220

Basic net income per share of Common Stock	$0.17	$0.11

Diluted net income per share of Common Stock	$0.16	$0.10

Weighted average shares:
Basic	45,495	48,646

Diluted	47,609	50,133

INTERNET SECURITY SYSTEMS, INC.

SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS—Non-GAAP

(amounts in thousands, except per share amounts)

(unaudited)

	Three months ended March 31,
	2005	2004
Revenues:
Product licenses and sales	$32,270	$28,785
Subscriptions	38,838	32,842
Professional services	5,684	5,437

	76,792	67,064

Costs and expenses:
Cost of revenues:
Product licenses and sales	6,385	4,548
Subscriptions and professional services	13,158	11,673

Total cost of revenues	19,543	16,221

Research and development	10,291	10,811
Sales and marketing	26,109	24,354
General and administrative	7,344	6,251

	63,287	57,637

Operating income	13,505	9,427

Non-operating income (expense), net	583	535

Income before income taxes	14,088	9,962
Provision for income taxes	5,072	3,611

Net income	$9,016	$6,351

Diluted net income per share of Common Stock	$0.19	$0.13

Reconciliation of GAAP to Non-GAAP financial information for the three months ended March 31, 2005 and March 31, 2004:

	Three months ended March 31,
	2005	2004
Operating income - GAAP	$11,675	$7,653
Add back amortization of acquired technology	1,786	1,650
Add back amortization of other intangibles and stock based compensation	44	124

Non-GAAP operating income	13,505	9,427
Non-operating income (expense), net	583	535

Non-GAAP income before income taxes	14,088	9,962
Provision for income taxes	5,072	3,611

Non-GAAP net income	$9,016	$6,351

Non-GAAP operating margin	18%	14%

Non-GAAP diluted net income per share of Common Stock	$0.19	$0.13

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share and per share amounts)

	March 31, 2005	December 31, 2004
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$174,229	$140,148
Marketable securities	40,087	70,901
Accounts receivable, less allowance for doubtful accounts of $3,181, and $3,099, respectively	73,150	75,353
Inventory	2,589	2,506
Prepaid expenses and other current assets	12,725	12,728

Total current assets	302,780	301,636

Property and equipment:
Computer equipment and software	53,666	52,412
Office furniture and equipment	18,144	18,091
Leasehold improvements	21,015	21,098

	92,825	91,601
Less accumulated depreciation	59,790	57,161

	33,035	34,440
Restricted cash and marketable securities	10,300	10,300
Goodwill, less accumulated amortization of $27,381	223,325	224,065
Other intangible assets, less accumulated amortization of $22,586 and $20,951, respectively	17,193	19,763
Other assets	8,343	8,698

Total assets	$594,976	$598,902

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$5,313	$6,911
Accrued expenses	24,931	25,238
Deferred revenues	70,316	70,246

Total current liabilities	100,560	102,395

Long-term deferred revenues	8,165	8,432
Other non-current liabilities	6,735	6,495
Commitment and contingencies

Stockholders’ equity:
Preferred stock; $.001 par value; 20,000,000 shares authorized, none issued or outstanding	—	—
Common stock; $.001 par value; 120,000,000 shares authorized, 50,937,000 and 50,574,000 shares issued in 2005 and 2004, respectively	51	51
Additional paid-in-capital	502,372	499,534
Deferred compensation	(2,592)	(3,197)
Accumulated other comprehensive income	6,882	11,041
Retained earnings	56,389	48,544
Treasury stock, at cost (5,314,000 and 4,871,000 shares, respectively)	(83,586)	(74,393)

Total stockholders’ equity	479,516	481,580

Total liabilities and stockholders’ equity	$594,976	$598,902

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

(unaudited)

	Three months ended March 31,
	2005	2004
Operating activities
Net income	$7,845	$5,220
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	2,629	3,311
Amortization of acquired technology, other intangibles and stock based compensation	1,830	1,774
Accretion of discount on marketable securities	(231)	(21)
Deferred compensation expense	573	332
Minority interest	10	127
Gain on issuance of subsidiary stock	(63)	(74)
Changes in assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	2,203	2,049
Inventory	(83)	(418)
Prepaid expenses and other assets	78	259
Accounts payable and accrued expenses	(1,391)	(1,508)
Deferred revenues	(197)	6,154

Net cash provided by operating activities	13,203	17,205

Investing activities
Acquisitions, net of cash received	(764)	(33,991)
Purchases of marketable securities	(35,057)	(20,221)
Net proceeds from maturity of marketable securities	66,102	11,516
Purchases of property and equipment	(1,224)	(7,061)
Net proceeds from issuance of subsidiary stock	117	113

Net cash provided by (used in) investing activities	29,174	(49,644)

Financing activities
Proceeds from exercise of stock options	1,847	533
Proceeds from employee stock purchase plan	732	750
Income tax benefit from exercise of stock options	286	2,271
Purchases of treasury stock	(9,193)	(6,571)

Net cash provided by (used in) financing activities	(6,328)	(3,017)

Foreign currency impact on cash	(1,968)	(698)

Net increase (decrease) in cash and cash equivalents	34,081	(36,154)
Cash and cash equivalents at beginning of period	140,148	184,551

Cash and cash equivalents at end of period	$174,229	$148,397

Business Outlook Reconciliation

This table does not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release.

	Q2 2005 Range		Annual 2005 Range
	Low end	Upper end	Low end	Upper end
Expected revenues	$78,000,000	$82,000,000	$325,000,000	$335,000,000

Expected net income per diluted share	$0.16	$0.19	$0.69	$0.75

Add back per share impact of amortization of intangibles and stock based compensation expense	$0.03	$0.02	$0.10	$0.10

Expected non-GAAP net income per diluted share	$0.19	$0.21	$0.79	$0.85